                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 30, 2000

                               JASON INCORPORATED
             (Exact name of registrant as specified in its charter)

       WISCONSIN                   0-16059                 39-1756840
(State of incorporation)    (Commission File Number)     (IRS Employer
                                                       Identification No.)


           411 EAST WISCONSIN AVENUE, SUITE 2120, MILWAUKEE, WI 53202
                    (Address of principal executive offices)

                                 (414) 277-9300
              (Registrant's telephone number, including area code)

                      ------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.      OTHER EVENTS.

         Jason Incorporated, a Wisconsin corporation (the "Company") has entered into an Agreement and Plan of Merger, dated as of January 30, 2000 (the "Merger Agreement"), among Saw Mill Capital Fund II, L.P., a Delaware limited partnership ("Saw Mill"), Calendar Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Saw Mill ("Parent"), Calendar Acquisition Corp., a Wisconsin corporation and wholly-owned subsidiary of Parent ("Merger Sub"), the Company, Vincent L. Martin, the Chairman of the Company ("Chairman") and Mark Train, the Chief Executive Officer of the Company (and together with Chairman, the "Shareholders").

         Pursuant to the Merger Agreement, following the satisfaction or waiver of certain conditions, Merger Sub will be merged with and into the Company (the "Merger") with the Company being the surviving corporation. In the Merger, each outstanding share of the Company's $0.10 par value common stock (the "Common Stock") (other than (i) Common Stock owned by the Company or its subsidiaries,
(ii) Common Stock owned by Merger Sub (including 2,552,817 shares of Common Stock currently owned by the Shareholders to be contributed to Merger Sub prior to the Merger), and (iii) Dissenting Shares (as defined in the Merger Agreement), will be converted into the right to receive $11.25 in cash without interest thereon. A copy of the Merger Agreement and the press release announcing the transaction are filed herewith as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

         The Merger will be submitted to a vote of shareholders of the Company in accordance with applicable law. If approved, the Merger is expected to be consummated in the second quarter of 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

No.      Description

2.1 Agreement and Plan of Merger, dated as of January 30, 2000, among Saw Mill Capital Fund II, L.P., a Delaware limited partnership, Calendar Holdings, Inc., a Delaware corporation, Calendar Acquisition Corp., a Wisconsin corporation, Jason Incorporated, a Wisconsin corporation, Vincent L. Martin and Mark Train.

99.1     Text of Press Release of Jason Incorporated, dated January 31,
         2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JASON INCORPORATED
                                             (Registrant)


February 1, 2000                             By: /s/ Mark Train
                                             -----------------------------------
                                             Mark Train, Chief Executive Officer


                                 EXHIBIT INDEX

No.      Description

2.1 Agreement and Plan of Merger, dated as of January 30, 2000, among Saw Mill Capital Fund II, L.P., a Delaware limited partnership, Calendar Holdings, Inc., a Delaware corporation, Calendar Acquisition Corp., a Wisconsin corporation, Jason Incorporated, a Wisconsin corporation, Vincent L. Martin and Mark Train.

99.1     Text of Press Release of Jason Incorporated, dated January 31,
         2000.